FIRST AMENDMENT TO THE
                             JUSTIN INDUSTRIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                         (As Restated January 1, 1989)


WHEREAS, Justin Industries, Inc., a Texas corporation with its principal office and place of business in Tarrant County, Texas (the "Company") adopted the Justin Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective as of January 1, 1978; and

WHEREAS, the Plan was amended and restated effective January 1, 1985; was further amended by the First Amendment thereto effective January 1, 1985; was further amended by the Second Amendment thereto effective January 1, 1988; and was further amended by the Third Amendment thereto effective October 6, 1989; and was further amended by the Fourth Amendment thereto effective November 1, 1992; and

WHEREAS, the Plan was further amended and restated January 1, 1989; and

WHEREAS, the Board of Directors of the Company has authorized this First Amendment to the Justin Industries, Inc. Employee Stock Ownership Plan (As Restated January 1,1989);

NOW THEREFORE, pursuant to the powers reserved in Section 16.1 of the Plan (As Restated January 1, 1989), the Company does hereby amend such Plan, effective July 1, 1994, by restating page V-3, to include a new Section 5.5 (Investment Fund Options), and by restating page (i) of the Table of Contents to reference such new Section 5.5 such restated pages to be as attached hereto.

================================================================================

                             Justin Industries, Inc.
                          Employee Stock Ownership Plan
                          (As Restated January 1, 1989)

                                TABLE OF CONTENTS

                                                                      Page No.

PREAMBLE

ARTICLE I      Purpose And Definitions                                   I-1
               1.1 - Purpose                                             I-1
               1.2 - Definitions                                         I-1
               1.3 - Construction                                        I-5

ARTICLE II     Service Credit                                           II-1
               2.1 - Hour Of Service                                    II-1
               2.2 - Participation Service                              II-3
               2.3 - Break In Service                                   II-3
               2.4 - Loss Of Service                                    II-3

ARTICLE III    Participation Requirements                              III-1
               3.1 - Participation Originating Under
                     The Previous Plan                                 III-1
               3.2 - Participation Originating Under This Plan         III-1
               3.3 - Cessation Of Participation And Reentry            III-1
               3.4 - Participation Of Employees Of New Employers       III-2

ARTICLE IV     Contributions and ESOP Loans                             IV-1
               4.1 - ESOP Employer Contributions     -
                     and ESOP Loans                                     IV-1
               4.2 - Member (Pre-Tax) Salary Deferral
                     Contributions                                      IV-2
               4.3 - Discontinuance of Member
                     (After-Tax) Contributions                          IV-3
               4.4 - Seven Thousand Dollar ($7,000) Test                IV-3
               4.5 - Deferral And Contribution Percentage Tests         IV-3

ARTICLE V      Maintenance Of Individual Accounts                        V-1
               5.1 - Establishment Of Individual Accounts                V-1
               5.2 - Allocation Of Contributions                         V-1
               5.3 - Allocation Of Gains and Losses                      V-2
               5.4 - Notification To Members                             V-3
               5.5 - Investment Fund Options                             V-3

ARTICLE VI     Retirement or Earlier Termination of Employment          VI-1
               6.1 - Benefit                                            VI-1

                                    Page (i)

================================================================================

     5.4 Notification To Members: At least once annually the Committee shall advise each Member for whom an Individual Account is held hereunder the amount held in such account.

     5.5 Investment Fund Options: Separate Investment Funds will be established in the Trust (and may be changed from time to time) and any Salary Deferral Contributions received hereunder on or after July 1, 1994 will be eligible for deposit in, and thereafter maintained in, such Investment Funds in accordance with the following:

     a. Investment Direction As To Contributions: Any such contribution allocated to a Member's Individual Account hereunder on or after July 1, 1994 will be invested in the Investment Fund (or Funds) designated by the Member on a form furnished by the Committee and in accordance with Committee guidelines. All such contributions for which no such designation is duly made shall be invested in the Investment Fund designated by the Committee for this purpose.

     b. Change Of Investment Directions: Any direction by a Member for investment of such contributions made to his Individual Accounts under this Plan shall be deemed to be a continuing direction until changed. A Member may change, on a form furnished by the Committee, his investment direction for future contributions, but such a change may be made only in accordance with Committee guidelines, including any restrictions on the number of changes permitted each year and the times for making such changes.

     c. Shifts In Investments: A Member may direct, on a form furnished by the Committee, that all or any part of his Individual Account in any such Investment Fund or Funds be shifted into any other available Investment Fund or Funds, but such a shift may be made only in accordance with Committee guidelines, including any restrictions on the number of changes permitted each year and the times for making such changes.

                                    Page V-3

================================================================================

     d. Allocation of Gains and Losses: The determination and allocation of gains and losses described in Section 5.3 shall be applied separately to each Investment Fund and any such determination and allocation as to any Trust Fund assets not part of an Investment Fund shall be performed disregarding all such Investment Funds.

     Notwithstanding the above, if the manager of any such Investment Fund determines and allocates such Fund's gains and losses (which must be done at least annually) in a manner different from that described in Section 5.3, then
Section 5.3 shall not apply to such Investment Fund.

                                    Page V-4

================================================================================

Except as amended by this instrument, the Plan (As Restated January 1, 1989) shall remain in full force and effect. This instrument may be executed in a number of counterparts, each of which shall be deemed to be an original even though the others are not produced and all of which collectively shall be deemed to be but one instrument.

IN WITNESS WHEREOF, this Amendment has been executed this 18th day of March, 1994, effective as of July 1, 1994.

                                        JUSTIN INDUSTRIES, INC.


                                        By:  /S/ J. T. Dickenson
                                             J.T. Dickenson, President
                                             and Chief Operating Officer


ATTEST:


/S/ Jon M. Bennett
Jon M. Bennett, Secretary